UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 28, 2017

SAN LOTUS HOLDING INC.
(Exact name of registrant as specified in its charter)

California	333-176694	45-2960145
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation or organization)		Identification No.)

9368 VALLEY BLVD, SUITE 202
ROSEMEAD, CA91770
	(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:	626-800-6861 (phone)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01

On October 31, 2017, our wholly-owned subsidiary, San Lotus Holding Inc. registered in British Virgin Islands (the “BVI Company”), entered into a land purchase agreement with Hirayama Hiroko ( the "Seller") to acquire 1440.75 square meters of land in Makizonocho, Kirishima-Shi, Kagoshima-Prefecture, Japan (the “Land”). And then, the Land is held in a trust for the BVI Company under the name of Mr. Yu, Chien-Yang by a Revocable Land Trust Agreement entered between the BVI Company and Mr. Yu, Chien-Yang.

Item 9.01	Financial Statements and Exhibit
10.1	Revocable Land Trust Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAN LOTUS HOLDING INC.

Dated: December 28, 2017

                            By: /s/Chen, Kuan-Yu

                                        Chen, Kuan-Yu

                             Chairman of the Board